Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2023	2022	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,396	$15,459	$(1,063)	(6.9)%
International Package	4,415	5,073	(658)	(13.0)%
Supply Chain Solutions	3,244	4,234	(990)	(23.4)%
Total revenue	22,055	24,766	(2,711)	(10.9)%

Operating expenses:
U.S. Domestic Package	12,794	13,630	(836)	(6.1)%
International Package	3,532	3,880	(348)	(9.0)%
Supply Chain Solutions	2,949	3,721	(772)	(20.7)%
Total operating expenses	19,275	21,231	(1,956)	(9.2)%

Operating profit:
U.S. Domestic Package	1,602	1,829	(227)	(12.4)%
International Package	883	1,193	(310)	(26.0)%
Supply Chain Solutions	295	513	(218)	(42.5)%
Total operating profit	2,780	3,535	(755)	(21.4)%

Other income (expense):
Other pension income (expense)	66	298	(232)	(77.9)%
Investment income (expense) and other	65	35	30	85.7%
Interest expense	(191)	(171)	(20)	11.7%
Total other income (expense)	(60)	162	(222)	N/A

Income before income taxes	2,720	3,697	(977)	(26.4)%

Income tax expense	639	848	(209)	(24.6)%

Net income	$2,081	$2,849	$(768)	(27.0)%

Net income as a percentage of revenue	9.4%	11.5%

Per share amounts:
Basic earnings per share	$2.42	$3.26	$(0.84)	(25.8)%
Diluted earnings per share	$2.42	$3.25	$(0.83)	(25.5)%

Weighted-average shares outstanding:
Basic	860	874	(14)	(1.6)%
Diluted	861	876	(15)	(1.7)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,681	$1,855	$(174)	(9.4)%
International Package	902	1,204	(302)	(25.1)%
Supply Chain Solutions	336	517	(181)	(35.0)%
Total operating profit	2,919	3,576	(657)	(18.4)%

Total other income (expense)	$(60)	$162	$(222)	N/A
Income before income taxes	$2,859	$3,738	$(879)	(23.5)%
Net income	$2,187	$2,880	$(693)	(24.1)%

Basic earnings per share	$2.54	$3.30	$(0.76)	(23.0)%
Diluted earnings per share	$2.54	$3.29	$(0.75)	(22.8)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

.
Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2023	2022	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,407	$2,656	$(249)	(9.4)%
Deferred	1,169	1,392	(223)	(16.0)%
Ground	10,820	11,411	(591)	(5.2)%
Total U.S. Domestic Package	14,396	15,459	(1,063)	(6.9)%
International Package:
Domestic	763	829	(66)	(8.0)%
Export	3,468	3,976	(508)	(12.8)%
Cargo and Other	184	268	(84)	(31.3)%
Total International Package	4,415	5,073	(658)	(13.0)%
Supply Chain Solutions:
Forwarding	1,376	2,389	(1,013)	(42.4)%
Logistics	1,431	1,290	141	10.9%
Other	437	555	(118)	(21.3)%
Total Supply Chain Solutions	3,244	4,234	(990)	(23.4)%
Consolidated	$22,055	$24,766	$(2,711)	(10.9)%

Consolidated volume (in millions)	1,338	1,476	(138)	(9.4)%

Operating weekdays	64	64	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,679	1,910	(231)	(12.1)%
Deferred	1,087	1,401	(314)	(22.4)%
Ground	14,974	16,374	(1,400)	(8.6)%
Total U.S. Domestic Package	17,740	19,685	(1,945)	(9.9)%
International Package:
Domestic	1,554	1,703	(149)	(8.7)%
Export	1,608	1,683	(75)	(4.5)%
Total International Package	3,162	3,386	(224)	(6.6)%
Consolidated	20,902	23,071	(2,169)	(9.4)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$22.40	$21.73	$0.67	3.1%
Deferred	16.80	15.52	1.28	8.2%
Ground	11.29	10.89	0.40	3.7%
Total U.S. Domestic Package	12.68	12.27	0.41	3.3%
International Package:
Domestic	7.67	7.61	0.06	0.8%
Export	33.70	36.91	(3.21)	(8.7)%
Total International Package	20.91	22.17	(1.26)	(5.7)%
Consolidated	$13.92	$13.72	$0.20	1.5%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2023	2022	Change	% Change
(in millions)
Compensation and benefits	$11,197	$11,344	$(147)	(1.3)%
Repairs and maintenance	682	727	(45)	(6.2)%
Depreciation and amortization	828	762	66	8.7%
Purchased transportation	3,173	4,390	(1,217)	(27.7)%
Fuel	1,090	1,697	(607)	(35.8)%
Other occupancy	458	422	36	8.5%
Other expenses	1,847	1,889	(42)	(2.2)%
Total operating expenses	$19,275	$21,231	$(1,956)	(9.2)%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2023	2022	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$29,383	$30,583	$(1,200)	(3.9)%
International Package	8,958	9,949	(991)	(10.0)%
Supply Chain Solutions	6,639	8,612	(1,973)	(22.9)%
Total revenue	44,980	49,144	(4,164)	(8.5)%

Operating expenses:
U.S. Domestic Package	26,315	27,092	(777)	(2.9)%
International Package	7,247	7,640	(393)	(5.1)%
Supply Chain Solutions	6,097	7,626	(1,529)	(20.0)%
Total operating expenses	39,659	42,358	(2,699)	(6.4)%

Operating profit:
U.S. Domestic Package	3,068	3,491	(423)	(12.1)%
International Package	1,711	2,309	(598)	(25.9)%
Supply Chain Solutions	542	986	(444)	(45.0)%
Total operating profit	5,321	6,786	(1,465)	(21.6)%

Other income (expense):
Other pension income (expense)	132	629	(497)	(79.0)%
Investment income (expense) and other	168	19	149	784.2%
Interest expense	(379)	(345)	(34)	9.9%
Total other income (expense)	(79)	303	(382)	N/A

Income before income taxes	5,242	7,089	(1,847)	(26.1)%

Income tax expense	1,266	1,578	(312)	(19.8)%

Net income	$3,976	$5,511	$(1,535)	(27.9)%

Net income as a percentage of revenue	8.8%	11.2%

Per share amounts:
Basic earnings per share	$4.62	$6.31	$(1.69)	(26.8)%
Diluted earnings per share	$4.61	$6.28	$(1.67)	(26.6)%

Weighted-average shares outstanding:
Basic	861	874	(13)	(1.5)%
Diluted	863	878	(15)	(1.7)%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$3,169	$3,560	$(391)	(11.0)%
International Package	1,708	2,324	(616)	(26.5)%
Supply Chain Solutions	594	998	(404)	(40.5)%
Total operating profit	5,471	6,882	(1,411)	(20.5)%

Total other income (expense)	$(79)	$270	$(349)	N/A
Income before income taxes	$5,392	$7,152	$(1,760)	(24.6)%
Net income	$4,091	$5,561	$(1,470)	(26.4)%

Basic earnings per share	$4.75	$6.36	$(1.61)	(25.3)%
Diluted earnings per share	$4.74	$6.33	$(1.59)	(25.1)%

(1) See Non-GAAP schedules for reconciliation of adjustments.

.
Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2023	2022	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$4,868	$5,250	$(382)	(7.3)%
Deferred	2,363	2,812	(449)	(16.0)%
Ground	22,152	22,521	(369)	(1.6)%
Total U.S. Domestic Package	29,383	30,583	(1,200)	(3.9)%
International Package:
Domestic	1,557	1,680	(123)	(7.3)%
Export	7,020	7,754	(734)	(9.5)%
Cargo and Other	381	515	(134)	(26.0)%
Total International Package	8,958	9,949	(991)	(10.0)%
Supply Chain Solutions:
Forwarding	2,890	4,978	(2,088)	(41.9)%
Logistics	2,841	2,541	300	11.8%
Other	908	1,093	(185)	(16.9)%
Total Supply Chain Solutions	6,639	8,612	(1,973)	(22.9)%
Consolidated	$44,980	$49,144	$(4,164)	(8.5)%

Consolidated volume (in millions)	2,745	2,966	(221)	(7.5)%

Operating weekdays	128	128	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,708	1,928	(220)	(11.4)%
Deferred	1,113	1,455	(342)	(23.5)%
Ground	15,385	16,330	(945)	(5.8)%
Total U.S. Domestic Package	18,206	19,713	(1,507)	(7.6)%
International Package:
Domestic	1,594	1,754	(160)	(9.1)%
Export	1,645	1,708	(63)	(3.7)%
Total International Package	3,239	3,462	(223)	(6.4)%
Consolidated	21,445	23,175	(1,730)	(7.5)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$22.27	$21.27	$1.00	4.7%
Deferred	16.59	15.10	1.49	9.9%
Ground	11.25	10.77	0.48	4.5%
Total U.S. Domestic Package	12.61	12.12	0.49	4.0%
International Package:
Domestic	7.63	7.48	0.15	2.0%
Export	33.34	35.47	(2.13)	(6.0)%
Total International Package	20.69	21.29	(0.60)	(2.8)%
Consolidated	$13.83	$13.49	$0.34	2.5%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2023	2022	Change	% Change
(in millions)
Compensation and benefits	$22,659	$22,945	$(286)	(1.2)%
Repairs and maintenance	1,407	1,428	(21)	(1.5)%
Depreciation and amortization	1,662	1,526	136	8.9%
Purchased transportation	6,716	8,997	(2,281)	(25.4)%
Fuel	2,361	2,917	(556)	(19.1)%
Other occupancy	1,009	923	86	9.3%
Other expenses	3,845	3,622	223	6.2%
Total operating expenses	$39,659	$42,358	$(2,699)	(6.4)%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
June 30, 2023 (unaudited) and December 31, 2022

	June 30, 2023	December 31, 2022
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$4,812	$5,602
Marketable securities	3,071	1,993
Accounts receivable	9,738	12,729
Less: Allowance for credit losses	(151)	(146)
Accounts receivable, net	9,587	12,583
Other current assets	1,969	2,039
Total Current Assets	19,439	22,217
Property, Plant and Equipment, Net	35,501	34,719
Operating Lease Right-Of-Use Assets	4,219	3,755
Goodwill	4,250	4,223
Intangible Assets, Net	2,890	2,796
Deferred Income Tax Assets	137	139
Other Non-Current Assets	3,911	3,275
Total Assets	$70,347	$71,124

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$1,412	$2,341
Current maturities of operating leases	673	621
Accounts payable	6,085	7,515
Accrued wages and withholdings	2,962	4,049
Self-insurance reserves	1,101	1,069
Accrued group welfare and retirement plan contributions	1,200	1,078
Other current liabilities	1,253	1,467
Total Current Liabilities	14,686	18,140
Long-Term Debt and Finance Leases	19,351	17,321
Non-Current Operating Leases	3,680	3,238
Pension and Postretirement Benefit Obligations	4,635	4,807
Deferred Income Tax Liabilities	4,421	4,302
Other Non-Current Liabilities	3,537	3,513

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	—	—
Retained earnings	21,584	21,326
Accumulated other comprehensive loss	(1,574)	(1,549)
Deferred compensation obligations	9	13
Less: Treasury stock	(9)	(13)
Total Equity for Controlling Interests	20,019	19,786
Noncontrolling interests	18	17
Total Shareowners' Equity	20,037	19,803
Total Liabilities and Shareowners' Equity	$70,347	$71,124

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Six Months Ended
	June 30
	2023	2022
Cash Flows From Operating Activities:
Net income	$3,976	$5,511
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	1,662	1,526
Pension and postretirement benefit expense	486	433
Pension and postretirement benefit contributions	(1,328)	(123)
Self-insurance reserves	64	112
Deferred tax (benefit) expense	168	360
Stock compensation expense	165	617
Other (gains) losses	(19)	11
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	2,898	820
Other assets	187	(62)
Accounts payable	(1,921)	(508)
Accrued wages and withholdings	(535)	(348)
Other liabilities	(132)	22
Other operating activities	(77)	(78)
Net cash from operating activities	5,594	8,293

Cash Flows From Investing Activities:
Capital expenditures	(1,820)	(1,388)
Proceeds from disposal of businesses, property, plant and equipment	50	9
Purchases of marketable securities	(2,970)	(132)
Sales and maturities of marketable securities	1,903	130
Acquisitions, net of cash acquired	(34)	(99)
Other investing activities	12	(19)
Net cash used in investing activities	(2,859)	(1,499)

Cash Flows From Financing Activities:
Net change in short-term debt	—	—
Proceeds from long-term borrowings	2,503	—
Repayments of long-term borrowings	(1,596)	(1,105)
Purchases of common stock	(1,498)	(1,242)
Issuances of common stock	119	136
Dividends	(2,693)	(2,567)
Other financing activities	(417)	(508)
Net cash from (used in) financing activities	(3,582)	(5,286)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	57	(28)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(790)	1,480

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,602	10,255
End of period	$4,812	$11,735

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Six Months Ended
	June 30
	2023	2022
Cash flows from operating activities	$5,594	$8,293
Capital expenditures	(1,820)	(1,388)
Proceeds from disposals of property, plant and equipment	50	9
Other investing activities	12	(19)
Free Cash Flow (Non-GAAP measure)	$3,836	$6,895

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	June 30, 2023	June 30, 2022
Net income	$10,013	$10,933
Add back:
Income tax expense	2,965	3,111
Interest expense	738	695
Depreciation & amortization	3,324	3,018
EBITDA	17,040	17,757
Add back (deduct):
Incentive compensation program redesign	505	—
Transformation and other	232	231
Defined benefit plan (gains) and losses	(1,028)	(15)
Investment income and other pension income	(1,059)	(1,151)
Adjusted EBITDA	$15,690	$16,822

Debt and finance leases, including current maturities	$20,763	$20,576
Add back:
Non-current pension and postretirement benefit obligations	4,635	8,343
Adjusted total debt	$25,398	$28,919

Adjusted total debt/Net income	2.54	2.65

Adjusted total debt/adjusted EBITDA (Non-GAAP)	1.62	1.72

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Return on Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	June 30, 2023	June 30, 2022
Net income	$10,013	$10,933
Add back (deduct):
Income tax expense	2,965	3,111
Interest expense	738	695
Other pension (income) expense	(1,754)	(1,181)
Investment (income) expense and other	(333)	15
Operating profit	$11,629	$13,573
Incentive compensation program redesign	505	—
Long-lived asset estimated residual value changes	76	—
Transformation and other	232	231
Adjusted operating profit	$12,442	$13,804

Average debt and finance leases, including current maturities	$20,670	$21,584
Average pension and postretirement benefit obligations	6,489	8,009
Average shareowners' equity	18,174	13,566
Average invested capital	$45,333	$43,159

Net income to average invested capital	22.1%	25.3%

Adjusted Return on Invested Capital (Non-GAAP)	27.4%	32.0%

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended June 30,
(in millions, except per share data)	2023			2022
	As Reported (GAAP)	Transformation & Other Adj.(1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$12,794	$79	$12,715	$13,630	$26	$13,604	(6.1)%	(6.5)%
International Package	3,532	19	3,513	3,880	11	3,869	(9.0)%	(9.2)%
Supply Chain Solutions	2,949	41	2,908	3,721	4	3,717	(20.7)%	(21.8)%
Operating expense	19,275	139	19,136	21,231	41	21,190	(9.2)%	(9.7)%

U.S. Domestic Package	$1,602	$79	$1,681	$1,829	$26	$1,855	(12.4)%	(9.4)%
International Package	883	19	902	1,193	11	1,204	(26.0)%	(25.1)%
Supply Chain Solutions	295	41	336	513	4	517	(42.5)%	(35.0)%
Operating Profit	2,780	139	2,919	3,535	41	3,576	(21.4)%	(18.4)%
Other Income and (Expense):
Other pension income (expense)	66	—	66	298	—	298	(77.9)%	(77.9)%
Investment income (expense) and other	65	—	65	35	—	35	85.7%	85.7%
Interest expense	(191)	—	(191)	(171)	—	(171)	11.7%	11.7%
Total Other Income (Expense)	$(60)	$—	$(60)	$162	$—	$162	N/A	N/A
Income Before Income Taxes	2,720	139	2,859	3,697	41	3,738	(26.4)%	(23.5)%
Income Tax Expense	639	33	672	848	10	858	(24.6)%	(21.7)%
Net Income	$2,081	$106	$2,187	$2,849	$31	$2,880	(27.0)%	(24.1)%

Basic Earnings Per Share	$2.42	$0.12	$2.54	$3.26	$0.04	$3.30	(25.8)%	(23.0)%

Diluted Earnings Per Share	$2.42	$0.12	$2.54	$3.25	$0.04	$3.29	(25.5)%	(22.8)%

Weighted-average shares outstanding:
Basic	860			874
Diluted	861			876

(1) Reflects other employee benefits costs of $109 million and other costs of $30 million.
(2) Reflects other employee benefits costs of $23 million and other costs of $18 million.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Six Months Ended June 30,
(in millions, except per share data)	2023			2022
	As Reported (GAAP)	Transformation & Other Adj.(1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(2)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$26,315	$101	$26,214	$27,092	$—	$69	$27,023	(2.9)%	(3.0)%
International Package	7,247	(3)	7,250	7,640	—	15	7,625	(5.1)%	(4.9)%
Supply Chain Solutions	6,097	52	6,045	7,626	—	12	7,614	(20.0)%	(20.6)%
Operating expense	39,659	150	39,509	42,358	—	96	42,262	(6.4)%	(6.5)%

U.S. Domestic Package	$3,068	$101	$3,169	$3,491	$—	$69	$3,560	(12.1)%	(11.0)%
International Package	1,711	(3)	1,708	2,309	—	15	2,324	(25.9)%	(26.5)%
Supply Chain Solutions	542	52	594	986	—	12	998	(45.0)%	(40.5)%
Operating Profit	5,321	150	5,471	6,786	—	96	6,882	(21.6)%	(20.5)%
Other Income and (Expense):
Other pension income (expense)	132	—	132	629	(33)	—	596	(79.0)%	(77.9)%
Investment income (expense) and other	168	—	168	19	—	—	19	784.2%	784.2%
Interest expense	(379)	—	(379)	(345)	—	—	(345)	9.9%	9.9%
Total Other Income (Expense)	$(79)	$—	$(79)	$303	$(33)	$—	$270	N/A	N/A
Income Before Income Taxes	5,242	150	5,392	7,089	(33)	96	7,152	(26.1)%	(24.6)%
Income Tax Expense	1,266	35	1,301	1,578	(9)	22	1,591	(19.8)%	(18.2)%
Net Income	$3,976	$115	$4,091	$5,511	$(24)	$74	$5,561	(27.9)%	(26.4)%

Basic Earnings Per Share	$4.62	$0.13	$4.75	$6.31	$(0.03)	$0.08	$6.36	(26.8)%	(25.3)%

Diluted Earnings Per Share	$4.61	$0.13	$4.74	$6.28	$(0.03)	$0.08	$6.33	(26.6)%	(25.1)%

Weighted-average shares outstanding:
Basic	861			874
Diluted	863			878

(1) Reflects a goodwill impairment charge of $8 million within Supply Chain Solutions, employee benefit benefits costs of $97 million and other costs of $45 million.
(2) Represents the impact of curtailment of benefits effective December 31, 2023, for the Canada LTD Retirement Plan.
(3) Reflects other employee benefits costs of $56 million and other costs of $40 million.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Second Quarter
(unaudited)

Reconciliation of Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended				Currency
	June 30				Neutral
(in millions, except per piece data)	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.67	$7.61	0.8%	$0.10	$7.77	2.1%
Export	33.70	36.91	(8.7)%	0.23	33.93	(8.1)%
Total International Package	$20.91	$22.17	(5.7)%	$0.17	$21.08	(4.9)%
Consolidated	$13.92	$13.72	1.5%	$0.03	$13.95	1.7%

	Three Months Ended				Currency
	June 30				Neutral
	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$14,396	$15,459	(6.9)%	$—	$14,396	(6.9)%
International Package	4,415	5,073	(13.0)%	34	4,449	(12.3)%
Supply Chain Solutions	3,244	4,234	(23.4)%	7	3,251	(23.2)%
Total revenue	$22,055	$24,766	(10.9)%	$41	$22,096	(10.8)%

	Three Months Ended				Currency
	June 30				Neutral
	(Non-GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$1,681	$1,855	(9.4)%	$—	$1,681	(9.4)%
International Package	902	1,204	(25.1)%	32	934	(22.4)%
Supply Chain Solutions	336	517	(35.0)%	(3)	333	(35.6)%
Total operating profit	$2,919	$3,576	(18.4)%	$29	$2,948	(17.6)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Year to Date
(unaudited)

Reconciliation of Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Six Months Ended				Currency
	June 30				Neutral
(in millions, except per piece data)	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.63	$7.48	2.0%	$0.32	$7.95	6.3%
Export	33.34	35.47	(6.0)%	0.60	33.94	(4.3)%
Total International Package	$20.69	$21.29	(2.8)%	$0.46	$21.15	(0.7)%
Consolidated	$13.83	$13.49	2.5%	$0.07	$13.90	3.0%

	Six Months Ended				Currency
	June 30				Neutral
	(GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$29,383	$30,583	(3.9)%	$—	$29,383	(3.9)%
International Package	8,958	9,949	(10.0)%	195	9,153	(8.0)%
Supply Chain Solutions	6,639	8,612	(22.9)%	57	6,696	(22.2)%
Total revenue	$44,980	$49,144	(8.5)%	$252	$45,232	(8.0)%

	Six Months Ended				Currency
	June 30				Neutral
	(Non-GAAP)				(Non-GAAP)
	2023	2022	% Change	Currency	2023 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$3,169	$3,560	(11.0)%	$—	$3,169	(11.0)%
International Package	1,708	2,324	(26.5)%	83	1,791	(22.9)%
Supply Chain Solutions	594	998	(40.5)%	(8)	586	(41.3)%
Total operating profit	$5,471	$6,882	(20.5)%	$75	$5,546	(19.4)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Aircraft Fleet - As of June 30, 2023
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	75	—	24	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	40	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	28	—	2	—
Other	—	278	—	—
Total	293	278	26	—

(1) Three of the MD-11 aircraft shown above have been retired from operational use as of June 30, 2023. We expect to retire an additional two MD-11 aircraft during the remainder of 2023.